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EXHIBIT 21.1

SUBSIDIARIES OF GILEAD SCIENCES, INC.

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Name of Subsidiary                                   Country/State in Which Incorporated
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
Gilead Sciences Limited                              United Kingdom
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NeXstar Pharmaceuticals, Inc.                        United States (Delaware)
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NeXstar Pharmaceuticals International, Inc.          United States (Delaware)
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NeXstar Pharmaceuticals GmbH                         Germany
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NeXstar Farmaceutica, S.A.                           Spain
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NeXstar Pharmaceuticals Italia, Srl                  Italy
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NeXstar Pharmaceuticals Limited                      United Kingdom
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NeXstar Pharmaceuticals International Limited        United Kingdom
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NeXstar Farmaceutica Porugal, LDA                    Portugal
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NeXstar Pharmaceuticals B.V.                         The Netherlands
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NeXstar Pharmaceutique Sarl                          France
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NeXstar Pharmaceuticals PTY Limited                  Australia
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NeXstar Pharmaceuticals Limited                      Ireland
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